UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2013

FIRST FINANCIAL BANCORP.
(Exact name of registrant as specified in its charter)

Ohio	31-1042001
(State or other jurisdiction of incorporation or organization)	(I.R.S. employer identification number)

Commission file number: 000-12379

255 East Fifth Street, Suite 700, Cincinnati, Ohio 45202
(Address of principal executive offices and zip code)

Registrant's telephone number, including area code: (877) 322-9530

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02    Results of Operations and Financial Condition.

On January 29, 2013, First Financial Bancorp. issued its earnings press release that included the results of operations and financial condition for the twelve months and fourth quarter of 2012. A copy of the earnings press release is attached as Exhibit 99.1.

The earnings press release includes some financial measures outside of generally accepted accounting principles (GAAP), referred to as non-GAAP financial measures. The first non-GAAP financial measure, Net interest margin (fully tax equivalent), appears in the table entitled “Consolidated Financial Highlights” under the section “Key Financial Ratios.” It also appears in the table entitled “Consolidated Quarterly Statements of Income” under “Additional Data.” The second non-GAAP financial measure, Net interest income-tax equivalent, appears in the tables entitled “Additional Data” at the bottom of the “Consolidated Quarterly Statements of Income” page. The tax equivalent adjustment to net interest income recognizes the income tax savings when comparing taxable and tax-exempt assets and assumes a 35% tax rate. Management believes that it is a standard practice in the banking industry to present net interest margin and net interest income on a fully tax equivalent basis. Therefore, management believes these measures provide useful information to investors by allowing them to make peer comparisons. Management also uses these measures to make peer comparisons.

Below is a table showing “net interest income” calculated and presented in accordance with GAAP and the adjustments made to arrive at the non-GAAP financial measure “net interest income - tax equivalent.” The table also shows “net interest margin” calculated and presented in accordance with GAAP and the method used to arrive at the non-GAAP financial measure “net interest margin (fully tax equivalent).”

	Three Months Ended					Twelve Months Ended
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,
(Dollars in thousands)	2012	2012	2012	2012	2011	2012	2011
Net interest income	$61,976	$59,846	$64,830	$66,689	$65,476	$253,341	$263,896
Tax equivalent adjustment	366	255	216	218	265	1,055	979
Net interest income - tax equivalent	$62,342	$60,101	$65,046	$66,907	$65,741	$254,396	$264,875

Average earning assets	$5,779,969	$5,658,059	$5,813,267	$5,950,151	$6,014,136	$5,799,917	$5,802,098

Net interest margin*	4.27%	4.21%	4.49%	4.51%	4.32%	4.37%	4.55%
Net interest margin (fully tax equivalent)*	4.29%	4.23%	4.50%	4.52%	4.34%	4.39%	4.57%

* Margins are calculated using net interest income annualized divided by average earning assets.

The earnings press release also includes some non-GAAP ratios in the “Consolidated Financial Highlights” page. These ratios are: (1) Return on average tangible shareholders' equity; (2) Ending tangible shareholders' equity as a percent of ending tangible assets; (3) Ending tangible shareholders' equity as a percent of risk-weighted assets; (4) Average tangible shareholders' equity as a percent of average tangible assets; and (5) Tangible book value per share. The Ending tangible shareholders' equity as a percent of ending tangible assets and Average tangible shareholders' equity as a percent of average tangible assets are also shown in the “Regulatory Capital” section of the “Capital Adequacy” page in the earnings release. The following table provides a reconciliation of these ratios to the corresponding GAAP components. The Company considers these critical metrics with which to analyze banks. The ratios have been included in the earnings press release to facilitate a better understanding of the Company's capital structure and financial condition.

	Three Months Ended					Twelve Months Ended
	Dec. 31,	Sep. 30,	June 30,	Mar. 31,	Dec. 31,	Dec. 31,
(Dollars in thousands, except per share data)	2012	2012	2012	2012	2011	2012	2011
Net income (a)	$16,265	$16,242	$17,802	$16,994	$17,941	$67,303	$66,739

Average total shareholders' equity	$714,373	$716,797	$717,111	$706,547	$719,964	$713,717	$712,252
Less:
Goodwill	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)
Intangible assets	(7,648)	(8,327)	(9,195)	(10,193)	(10,844)	(7,648)	(10,844)
Average tangible equity (b)	611,675	613,420	612,866	601,304	614,070	611,019	606,358

Total shareholders' equity	710,425	715,966	716,788	714,693	712,221	710,425	712,221
Less:
Goodwill	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)
Intangible assets	(7,648)	(8,327)	(9,195)	(10,193)	(10,844)	(7,648)	(10,844)
Ending tangible equity (c)	607,727	612,589	612,543	609,450	606,327	607,727	606,327

Total assets	6,497,048	6,235,087	6,282,677	6,416,568	6,671,511	6,497,048	6,671,511
Less:
Goodwill	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)
Intangible assets	(7,648)	(8,327)	(9,195)	(10,193)	(10,844)	(7,648)	(10,844)
Ending tangible assets (d)	6,394,350	6,131,710	6,178,432	6,311,325	6,565,617	6,394,350	6,565,617

Risk-weighted assets (e)	3,904,096	3,789,957	3,737,920	3,711,053	3,645,403	3,904,096	3,645,403

Total average assets	6,294,084	6,166,667	6,334,973	6,478,931	6,515,756	6,318,181	6,284,961
Less:
Goodwill	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)	(95,050)
Intangible assets	(7,648)	(8,327)	(9,195)	(10,193)	(10,844)	(7,648)	(10,844)
Average tangible assets (f)	6,191,386	6,063,290	6,230,728	6,373,688	6,409,862	6,215,483	6,179,067

Ending common shares outstanding (g)	58,046,235	58,510,916	58,513,393	58,539,458	58,267,054	58,046,235	58,267,054

Ratios
Return on average tangible shareholders' equity (a)/(b)	10.58%	10.53%	11.68%	11.37%	11.59%	11.01%	11.01%
Ending tangible shareholders' equity as a percent of:
Ending tangible assets (c)/(d)	9.50%	9.99%	9.91%	9.66%	9.23%	9.50%	9.23%
Risk-weighted assets (b)/(e)	15.57%	16.16%	16.39%	16.42%	16.63%	15.57%	16.63%
Average tangible shareholders' equity of average tangible assets (b)/(f)	9.88%	10.12%	9.84%	9.43%	9.58%	9.83%	9.81%
Tangible book value per share (c)/(g)	$10.47	$10.47	$10.47	$10.41	$10.41	$10.47	$10.41

First Financial Bancorp also provided electronic presentation slides on its web site used in connection with the earnings conference call. A copy of the electronic presentation slides is included in this Report as Exhibit 99.2.

Item 9.01    Exhibits.

(d)    Exhibits:

The following exhibits shall not be deemed to be “filed” for purposes of the Securities Act.

99.1    First Financial Bancorp. Press Release dated January 29, 2013 - Furnished.
99.2    First Financial Bancorp. January 30, 2013 Earnings Call slides - Furnished.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST FINANCIAL BANCORP.

By: /s/ Anthony M. Stollings
Anthony M. Stollings
Executive Vice President and Chief Financial Officer

Date:	January 29, 2013

Form 8-K                                First Financial Bancorp.

Exhibit Index
Exhibit No.        Description

99.1            First Financial Bancorp. Press Release dated January 29, 2013.
99.2            First Financial Bancorp. January 30, 2013 Earnings Call slides.